EXHIBIT 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No. 1 to the Registration Statement No. 333-199452 on Form S-1/A for Rich Cigars, Inc. of our report dated July 10, 2015,  relating to our audit of the financial statements of Rich Cigars, Inc. appearing in the Prospectus, which is part of this Registration Statement.  We also consent to the reference to our firm under the caption "Experts" in such Prospectus.

/s/ Accell Audit & Compliance, PA

March 25, 2016